Trade payables	12 Months Ended
Mar. 31, 2021
Trade payables
Trade payables

11.           Trade payables

	At March 31,
	2021	2020	2019
	€M	€M	€M
Trade payables - Current	336.0	1,368.2	573.8
Trade payables - Non-current	179.9	—	—
	515.9	1,368.2	573.8

During the year ended March 31, 2021, the Group revised its 2014 agreement with Boeing which resulted in a reversal of certain pre-delivery trade payables of €497m. Refer to note 2 to the consolidated financial statements for further details.